ASSIGNMENT OF PARTICIPATION AGREEMENT,
                          CONVEYANCE AND BILL OF SALE

STATE OF COLORADO )
                  )SS.
COUNTY OF DENVER  )

KNOW ALL MEN BY THESE PRESENTS:

     THAT INFINITY OIL & GAS, INC., having an address at 730 17th Street, Suite 250, Denver, Colorado 80202, hereinafter referred to as "Assignor", in consideration of Ten Dollars ($10.00) and other good and valuable consideration to it in hand paid, the receipt of which is hereby acknowledged, does hereby grant, convey, sell, assign and transfer unto INFINITY OIL & GAS OF WYOMING, INC., having an address at 211 West 14th, Chanute, Kansas 66720, hereinafter referred to as "Assignee", all of Assignor's right, title and interest in and to the Participation Agreement ("Agreement") dated August 31, 1999 by and between the Assignor and Wold Oil Properties, and any and all those associated rights to earn oil and gas leases and contracts lying in Sublette, Wyoming, as evidenced and described in Exhibit "A" attached hereto and made a part hereof, together with the rights incident and appurtenant thereto, or used or obtained in connection with said oil and gas leases, contracts, and lands. However the Assignor does reserve unto itself an Overriding Royalty Interest under, and defined within, the Participation Agreement which shall be paid and transferred in the form and fashion as set forth on Exhibit "B" attached and made a part hereof.

     This Assignment is subject to all of the terms and the express and implied covenants and conditions of the Participation Agreement and/or lease(s) described on the attached Exhibit "A".

     This Assignment is made without warranty, either express or implied, but is made with full transfer and subrogation of rights and actions of warranty that Assignor may have as to the interest assigned.

     The Assignee shall hold Assignor harmless, and defend Assignor, against any and all claims arising from, or in conjunction with Assignees interests in, and ownership of, the Agreement, Leases and Lands.

     This Assignment is subject to that Participation Agreement by and between the parties dated January 28, 1999 and effective December 1, 1999 and in the event of conflict, the Participation Agreement shall contol.

     TO HAVE AND TO HOLD unto Assignee, its successors and assigns subject to the provisions hereof.

     EXECUTED this 16th day of March, 2000 and effective March 1, 2000.

ATTEST:                             INFINITY OIL & GAS, INC.

By: /s/ J. Timothy Britton          By: /s/ Steve Reynolds

ATTEST:                             INFINITY OIL & GAS OF WYOMING, INC.

By: /s/ Denis Venneman              By: /s/ Stanton E. Ross


                               ACKNOWLEDGEMENT

STATE OF COLORADO )
                  ) SS.
COUNTY OF DENVER  )

     On this 16th day of March, A.D., 2000, before me, the undersigned, a Notary Public in and for the county and state aforesaid, personally appeared Steve Reynolds me known to be the identical person who signed the name of the maker thereof to the within and foregoing instrument as its Vice President and acknowledged to me that he executed the same as his free and voluntary act and deed, and as the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth.

     Given under my hand and seal the day and year last above written.

My commission expires: 7-16-01     /s/ Jacqueline J. McGlasain

                                  EXHIBIT "A"
                                  Page 1 of 3

Attached to that Assignment of Participation Agreement, Conveyance and Bill of Sale by and between Infinity Oil & Gas, Inc. and Infinity Oil & Gas of Wyoming, Inc. dated February 23, 2000 and lying in Sublette County, Wyoming


LEASES LYING
WITHIN THE RILEY
RIDGE UNIT

Lease No.     Lease Date     Lands within Lease                       Acres

W-36438       10/01/1972     Township 30 North, Range 114 West        480
                             Section 33:  S/2N/2, S/2
W-36438       10/01/1972     Township 30 North, Range 114 West        80
                             Section 34:  W/2SW/4
W-38887 (A)   04/01/1973     Township 29 North, Range 114 West        480
                             Section 4:  S/2NE/4, NE/4SW/4,
                             S/2SW/4, SE/4
                             Section 5:  NW/4SW/4, S/2SW/4
W-38887 (B)   04/01/1973     Township 29 North, Range 114 West        520.9
                             Section 4:  Lot 4, SW/4NW/4, NW/4SW/4
                             Section 5:  Lots 1-3, S/2N/2, NE/4SW/4,
                             SE/4
W-49633       04/01/1975     Township 29 North, Range 114 West        365.92
                             Section 3:  Lot 4, S/2NW/4, SW/4
                             Section   4:  Lots 1-3, SE/4NW/4
W-49634       04/01/1975     Township 29 North, Range 114 West        640
                             Section 8:  All
W-49635       04/01/1975     Township 29 North, Range 114 West        560
                             Section 9:  N/2S/2, S/2SW/4, SW/4SE/4
                             Section 15:  NW/4, N/2SW/4, SW/4SW/4
W-52404       12/01/1975     Township 29 North, Range 115 West        640
                             Section 12:  All
W-52405       02/01/1975     Township 29 North, Range 115 West        640
                             Section 13:  All
W-56739       12/01/1976     Township 30 North, Range 114 West        320
                             Section 32:  SE/4NE/4, NE/4SW/4, SE/4
                             Section 32:  S/2SW/4
W-59398       08/01/1977     Township 29 North, Range 114 West        160
                             Section 18:  NE/4
W-59398       08/01/1977     Township 29 North, Range 114 West        640
                             Section 20:  All
W-60620       04/01/1976     Township 29 North, Range 114 West        320
                             Section 17:  S/2
W-60620       04/01/1976     Township 29 North, Range 114 West        320
                             Section 17:  N/2
W-60620       04/01/1976     Township 29 North, Range 114 West        40
                             Section 9:  SE/4SE/4
W-60620       04/01/1976     Township 29 North, Range 114 West        779.12
                             Section 5:  Lot 4
                             Section 6:  Lots 1, 2, S/2NE/4, SE/4
                             Section 7:  E/2
                             Section 18:  SE/4
W-60621       04/01/1976     Township 29 North, Range 114 West        160
                             Section 21:  N/2NW/4, NW/4NE/4, SW/4NW/4
W-62803       11/01/1978     Township 29 North, Range 114 West        754.89
                             Section 6:  Lots 6, 7, SE/4NW/4, E/2SW/4
                             Section 7:  Lots 1-4, E/2W/2
                             Section 18:  Lots 1-4, E/2W/2
W-67196       04/01/1979     Township 29 North, Range 115 West        120
                             Section 1:  S/2SE/4, NE/4SE/4
W-69874       01/01/1980     Township 30 North, Range 114 West        40
                             Section 31:  S/E4SE/4
W-78475       06/01/1974     Township 29 North, Range 114 West        160
                             Section 10:  SW/4
W-78475       06/01/1974     Township 29 North, Range 114 West        560
                             Section 10:  NW/4, W/2NE/4, SE/4NE/4, SE/4
                             Section 15:  N/2NE/4, SW/4NE/4
W-78476       03/01/1975     Township 29 North, Range 114 West        320
                             Section 9:  N/2
WY-76-0342    05/02/1976     Township 29 North, Range 114 West        640
State of Wyoming             Section 16:  All

                             TOTAL UNIT ACREAGE                       9740.83

                        End of Exhibit "A", Page 1 of 3

                            Exhibit "A", Page 2 of 3
LEASES LYING
OUTSIDE RILEY
RIDGE UNIT

Lease No.     Lease Date     Lands within Lease                       Acres

W-36438       10/01/1972     Township 30 North, Range 114 West        160
                             Section 33:  N/2N/2
W-36438       10/01/1972     Township 30 North, Range 114 West        320
                             Section 34:  W/2NW/4, SE/4NW/4, SW/4NE/4
                             Section 34:  W/2SE/4, E/2SW/4
W-49633       04/01/1975     Township 29 North, Range 114 West        157.14
                             Section 3:  Lots 1, 2, 3, S/2NE/4
W-49635       04/01/1975     Township 29 North, Range 114 West        40
                             Section 15:  SE/4SW/4
W-53107       01/01/1976     Township 29 North, Range 114 West        320
                             Section 30:  E/2
W-54161       04/01/1976     Township 29 North, Range 114 West        320
                             Section 19:  E/2
W-54162       04/01/1976     Township 29 North, Range 114 West        640
                             Section 29:  All
W-60621       04/01/1976     Township 29 North, Range 114 West        1120
                             Section 21:  SE/4NW/4, S/2NE/4, NE/4NE/4
                             Section 21:  S/2
                             Section 28:  All
W-62803       11/01/1978     Township 29 North, Range 114 West        680.25
                             Section 6:  Lots 3-5
                             Section 26:  NE/4NW/4, S/2NW/4, E/2, SW/4
W-67196       04/01/1979     Township 29 North, Range 115 West        1640
                             Section 1:  NW/4SE/4, N/2, SW/4
                             Section 2:  All
                             Section 11:  E/2, E/2W/2
W-78475       06/01/1974     Township 29 North, Range 114 West        240
                             Section 10:  NE/4NE/4
                             Section 15:  SE/4NE/4, SE/4
W-80232       04/01/1979     Township 29 North, Range 115 West        560
                             Section 14:  NE/4, E/2NW/4, S/2
WYW-118393    12/01/1976     Township 30 North, Range 114 West        641.68
                             Section 31:  Lots 1-4, W/2E/2
                             Section 32:  N/2N/2, SW/4NE/4, S/2NW/4
                             Section 32:  NW/4SW/4
WYW-128718                   Township 30 North, Range 114 West        120
                             Section 31:  E/2NE/4, NE/4SE/4
Johnson,et al, Fee           Township 29 North, Range 114 West        628.58
                             Section 1: S/2SW/4
                             Section 2: Lot 3(28.58ac, NE/4NW/4),
                               SE/4NW/4, E/2SW/4, S/2SE/4
                             Section 11: N/2NE/4
                             Section 12: N/2NW/4
                             Township 30 North, Range 114 West
                             Section 34: E/2SE/4
                             Section 35: S/2SW/4
B. Thompson Trust            Township 29 North, Range 113 West        917.01
                             Section 5: Lots 2 (35.77, NW/4NE/4),
                                3 (36.33, NE/4NW/4), S/2NW/4,
                                SW/4NE/4, SW/4, W/2SE/4
                             Section 6: Lots 5 (42.66, SW/4NW/4),
                                6 (41.64, NW/4SW/4), 7 (40.61,
                                SW/4SW/4, E/2SW/4, SE/4NW/4,
                             S/2NE/2, SE/4
R.V.Thompson Fee             Township 29 North, Range 114 West        400
                             Section 11: SE/4NE/4
                             Section 12: NE/4, N/2SE/4, NE/4SW/4,
                                S/2NW/4
R.V.Thompson Fee             Township 29 North, Range 113 West        40
                             Section 8: NE/4NW/4
R.V.Thompson Fee             Township 29 North, Range 113 West        481.7
                             Section 7: Lots 1, 2, (80.35 W/2NW/4),
                                W/2NE/4, E/2NW/4
                             Township 29 North, Range 114 West
                             Section 1: Lots 5,6,7 (121.35 E/2SE/4,
                                SE/4NE/4, SW/4NE/4, W/2SE/4

                       End of Exhibit "A", Page 2 of 3

                          Exhibit "A", Page 3 of 3

Goldstone Fee                Township 29 North, Range 114 West        148.86
                             Section 2: Lot 2 (28.86, NW/4NE/4),
                                SW/4NE/4, NW/4SE/4
                             Township 30 North, Range 114 West
                             Section 35: SW/4SE/4
K.S.L. Davis Fee             Township 30 North, Range 114 West        200
                             Section 34: N/2NE/4, SE/4NE/4
                             Section 35: SW/4NW/4, NW/4SW/4
Fear Trust Fee               Township 29 North, Range 114 West        80
                             Section 3: S/2SE/4
Milleg Ptnrshp Fee           Township 29 North, Range 114 West        321.71
                             Section 24: E/2NE/4
                             Township 29 North, Range 113 West
                             Section 18: Lot 4(40.80, SW/4SW/4),
                                N/2SE/4, SW/4SE/4, SE/4SW/4
                             Section 19: Lot 1 (40.91, NW/4NW/4)
                             TOTAL OUTSIDE OF UNIT ACREAGE            10176.93

                      End of Exhibit "A" page 3 of 3.